EX-99.B.5


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                              Application Form                                  Aetna Life Insurance and Annuity Company
                              Group Annuity Contracts                           151 Farmington Avenue
                                                                                Hartford, CT   06156-8022
[Aetna Retirement Services logo]
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     Client Information       1. Name of applicant/employer

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                              2. Address (No. & Street / PO Box)

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                              City/Town                                              State        Zip Code

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                              3. Tax Identification Number

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     Account Information      4. Name of Plan (if any)

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                              5. Type of plan and section of Internal Revenue Code (if any) under which the plan qualifies:
                                 [ ]403(b) Public School System        [ ]457 Public Employer         [ ]Non-457 Tax-Exempt Deferred
                                    Tax-Deferred Annuity                  Deferred Compensation          Compensation (for select
                                                                                                         management and highly
                                 [ ]Optional Retirement Plan for Higher Education                        compensated employees)

                                 [ ]403(b)                             [ ]401(a)

                                 [ ]403(b) for 501(c)(3) Organization                                 [ ]457 Tax-Exempt Deferred
                                    Tax-Deferred Annuity (Organizations formed                           Compensation (for select
                                    after 10/9/69 must have IRS ruling regarding                         management and highly
                                    501(c)(3) status)                                                    compensated employees)

                                 [ ]Retirement Plus                    [ ]Healthcare Retirement Plus

                                 [ ]Voluntary                          [ ]Healthcare Voluntary

                                 [ ]401(a) for 501(c)(3) Organization                                 [ ]Other: ___________________
                                    Tax-Deferred Annuity (Organizations formed
                                    after 10/9/69 must have IRS ruling
                                    regarding 501(c)(3) status)

                                 [ ]Retirement Plus                    [ ]Healthcare Retirement Plus

                                 [ ]401(k) for 501(c)(3) Organization (Organizations formed after
                                    10/9/69 must have IRS ruling regarding 501(c)(3) status)

                                 [ ]Retirement Plus                    [ ]Healthcare Retirement Plus

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                              6. Is this contract subject to ERISA Title I?
                                 [ ] Yes   [ ] No   If yes, Plan anniversary Month ____  Day ____  Plan Beginning Date ______

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                              7. Contract is to be:                               8. Contract Effective Date
                                [ ] Allocated [ ] Unallocated

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                              9. GAA Maturity Notices should be mailed to:
                                 [ ] Participants [ ] Employer [ ] Participants and Employer

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                              10. Will this contract change or replace     If yes, please        Account No.            Date to be
                                  any existing life insurance or annuity   provide                                      cancelled
                                  contract?                                Carrier Name
                                  [ ] Yes     [ ] No

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                              11. Special Requests:
                                  Healthcare 501(c)(3) Organizations:
                                      Withdrawal Fee:  [ ] 10 year     [ ] 5 year     [ ] None
                                      Transfer Bonus:  [ ] 2% (Option A)     [ ] None (Option B)
                                  Other:


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     Investment Options       12. Participants may elect the investment allocation for:
                                  [ ] Employer and Employee   [ ] Employee Contributions    [ ] None, Contract
                                      Contributions               only                          Holder elects

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                              13. For Employer directed allocations: Enter the percentage of payment and the investment option chosen for allocation purposes.
                                  [ ] Employer Modal Contributions: ________________________________________________________________
                                  [ ] Employee Modal Contributions: ________________________________________________________________
                                  [ ] Transferred Assets:___________________________________________________________________________
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Investment Options            I understand that amounts withdrawn from a GAA Term may be subject to a market value adjustment prior
(Continued from other side)   to the maturity date of that Term as specified in the contract. I further understand that Annuity payments and account values, if any, when based on the investment experience of a separate account, are variable and not guaranteed as to fixed dollar amount.


                              Dated at ______________________________________________ this ______ day of __________________ 19 ___
                                                    City and State


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                                                      Witness                                      Contract Holder/Title

                                                                                        Home Office use: Accepted ____________

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Producer's Note               Do you have any reason to believe any existing life insurance or annuity contracts will be modified or replaced if this contract is issued?

                                      [ ] Yes     [ ] No
                                                                                         ----------------------------------------
                                                                                                   Signature of Producer


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                              Corrections and amendments (Home Office use only): Errors and omissions may be corrected by the
                              Company but no change in plan, classification, amount, age at issue, or extra benefits shall be made without written consent of the Contract Holder.


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                                                                                          Affix Prospectus
                                                                                            Receipt Here






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                                                               300-GTD-NY (5/98)
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